EXHIBIT 99

       US AIRWAYS GROUP REPORTS SECOND QUARTER RESULTS

      Second Quarter Net Income of $13 Million Reflects
                $214 Million TSA Reimbursement

Pre-Tax Loss of $154 Million Excluding Unusual Items -- $188
                            Million
Year-Over-Year Improvement Excluding $92 Million in Non-Cash
                         Stock Charge

       Company Continues to Execute Restructuring Plan
      While Still Experiencing Weak Industry Conditions

     ARLINGTON, Va., July 28, 2003 -- US Airways Group, Inc.
today reported net income of $13 million for the second quarter
2003. This compares to a net loss of $248 million for the second quarter 2002.

     Pre-tax income for the second quarter 2003 was $26 million compared to a pre-tax loss of $259 million in the second quarter of 2002. Results for the current quarter reflect a number of unusual items, described in Note 4 below, including a $214 million cash payment from the Transportation Security Administration (TSA) under the 2003 Emergency Wartime Supplemental Appropriations Act.

     Excluding the unusual items described in Note 4, the loss before income taxes was $154 million for the second quarter of 2003, compared to a pre-tax loss of $250 million in the second quarter of last year. This improvement of $96 million year-over-year includes $92 million of non-cash stock-based compensation expenses related to stock granted to employees covered by collective bargaining agreements in connection with the company's emergence from bankruptcy on March 31, 2003. If excluding this stock charge, year-over-year improvement is $188 million. The relative improvement reflects the cost reductions put in place during the Chapter 11 reorganization, partially offset by lower passenger revenues and higher fuel costs.

     "These results echo what virtually every major network carrier experienced in the second quarter through a combination of a weak economy and the impact of the Iraqi War," said David N. Siegel, US Airways president and chief executive officer. "Nevertheless, we have made great strides in executing the key elements of our restructuring plan related to increasing revenue, reducing costs, and improving liquidity, all against the backdrop of a challenging industry environment."

     The second quarter 2003 US Airways mainline Revenue per Available Seat Mile (RASM) of 11.08 cents was up 1.1 percent compared to the second quarter of 2002. US Airways' mainline Passenger Revenue per Available Seat Mile (PRASM) of 9.88 cents was up 0.4 percent year-over-year for the quarter, while the rest of the industry* was up 0.1 percent. US Airways outpaced the industry* in year-over-year PRASM performance by 0.3 percentage points. This was driven by a 1.9 percentage point superior performance in the domestic market, partially offset by weaker transatlantic routes. While industry revenue performance remains weak, for the quarter, US Airways regained a domestic PRASM premium relative to the industry*, adjusted for length of haul, for the first time since the fourth quarter of 1999.

     "As the industry began to recover from the impact of the Iraqi War, passenger loads built steadily throughout the quarter and June's load factor was a record for any month in the history of the company," said B. Ben Baldanza, US Airways senior vice president of marketing and planning. "Our initiatives to strengthen revenue are clearly enhancing our performance relative to the industry, but the industry revenue environment as a whole continues to be weak as the industry 'buys' its load factor with lower prices."

     Available Seat Miles (ASMs) declined 11.0 percent, while Revenue Passenger Miles (RPMs) for the quarter declined 10.5 percent, resulting in a passenger load factor of 75.4 percent, a year-over-year increase of 0.3 percentage points. For the second quarter, US Airways Inc.'s mainline operations carried 10.9 million passengers, a decline of 16.4 percent compared to the same period of 2002. The second quarter 2003 yield of 13.10 cents was down 0.1 percent from the same period in 2002.

     The mainline Cost per Available Seat Mile (CASM), excluding fuel and unusual items, of 10.75 cents for the quarter decreased
2.2 percent versus the same period of 2002. Mainline CASM includes $92 million or 0.71 cents per ASM of stock-based compensation related to stock grants given to US Airways' organized labor groups. Absent this stock charge, year-over-year CASM, excluding fuel and unusual items, declined 8.6 percent. CASM, excluding fuel and unusual items, provides management and investors the ability to measure and monitor US Airways' performance absent the significant price volatility of fuel and is more indicative of the company's operating performance.

     For the quarter, US Airways continued to demonstrate strong operating reliability. The carrier's mainline departure completion factor for the quarter was 99.6 percent, and its on-time arrival performance averaged 81 percent for the three-month period. Along with a record load factor for the month of June, self-service check-in kiosk usage by customers is now at 54 percent of all eligible electronic ticketed passengers. US Airways now has 435 kiosks located in 81 airports systemwide and has implemented curbside boarding pass capabilities at its hubs in Charlotte, Philadelphia, and Pittsburgh, with additional locations to be added soon.

     The cost of aviation fuel per gallon, including taxes, for the period was 84.9 cents, up 22.5 percent from the same period in 2002.

     US Airways Group ended the quarter with total restricted and unrestricted cash of $2.0 billion, including $1.42 billion in unrestricted cash, cash equivalents and short-term investments. This represents a $157 million increase in unrestricted cash during the quarter.

     "We are encouraged by the fact that our liquidity position relative to the industry remains superior despite significant debt issuance and asset sales by other airlines in the second quarter," said Neal S. Cohen, US Airways executive vice president of finance and chief financial officer. "The industry outlook, however, continues to remain uncertain and we must remain focused on reducing costs in this revenue environment."


Highlights from the second quarter include:

   -  Adjusted for length of haul, US Airways achieved PRASM at
100.4 percent of industry* average, its first quarterly premium since 1999.

   -  Through US Airways' marketing alliance with United
Airlines, customers now can fly on 2,400 combined codeshare flights to about 120 cities. US Airways Dividend Miles members and United Mileage Plus members also can reserve and redeem award travel on either carrier.

   -  US Airways signed a Memorandum of Understanding with
Lufthansa Airlines, covering the establishment of a long-term strategic alliance, with implementation and codesharing to begin in October 2003.

   - US Airways was invited to join the Star Alliance, the largest airline alliance in the world. Implementation is scheduled to begin in early 2004, and will bring customers better service with each of the 16 member airlines through check-in, reciprocal frequent flyer benefits and airport lounge access, as well as codesharing relationships with certain of the carriers.

   - US Airways placed the industry's largest-ever firm order for regional jet aircraft from Bombardier Aerospace of Canada and Embraer of Brazil. The first aircraft delivery is scheduled for October 2003. US Airways' MidAtlantic Airways division will be the launch customer for the Embraer 170/175 series of aircraft.

   - In partnership with the city of Philadelphia, US Airways opened the most modern international gateway airport in the U.S., and also inaugurated new European service between Philadelphia and both Shannon and Dublin, Ireland.

   - US Airways announced new service this quarter to San Jose, Costa Rica, and Mexico City, both scheduled to start in the fall of 2003. The airline also announced nearly a dozen new routes or additional frequencies to the Caribbean for the upcoming winter travel season. US Airways and US Airways Express along with the GoCaribbean Network partners now provide access to over 30 destinations in the Caribbean and Latin America.

   - US Airways enhanced usairways.com, with the addition of electronic upgrades, flight check-in, ticket re-issues, and Dividend Miles award redemption.

   - US Airways was the first major U.S. airline to roll out a buy-on-board meal service system wide. The In-flight Cafe meal service is on 324 domestic flights of 700 miles or more, representing 25.4 percent of all daily mainline departures.

     A conference call will be held with analysts from the investment community at 1 p.m., Eastern time. All parties are invited to listen via a special Webcast on US Airways' Web site at usairways.com, http://investor.usairways.com/medialist.cfm.
Participants must log on at least five minutes prior to the call in order to register. An archive of the conference call also will be available at usairways.com for one year following the call. A telephone replay of the call will be available through 1 p.m., Eastern time, July 31, 2003, by calling 973-341-3080, PIN 4049826.

     The Webcast must be accessed using Real Player, which can be installed on your computer through the US Airways Web site by following the instructions shown on the Presentations page (URL listed above). The download is free and should take approximately 10 minutes.

*  Carriers reporting data to the Air Transport Association

Certain of the information contained herein should be considered "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, that reflect the company's current views with respect to current events and financial performance. Such forward-looking statements are and will be, as the case may be, subject to many risks, uncertainties and factors relating to the company's operations and business environment which may cause the actual results of the company to be materially different from any future results, express or implied, by such forward-looking statements. Factors that could cause actual results to differ materially from these forward-looking statements include, but are not limited to, the following: the ability of the company to operate pursuant to the terms of its financing facilities; the ability of the company to obtain and maintain normal terms with vendors and service providers; the company's ability to maintain contracts that are critical to its operations; the ability of the company to fund and execute its business plan; the ability of the company to attract, motivate and/or retain key executives and associates; the ability of the company to attract and retain customers; the ability of the company to maintain satisfactory labor relations; demand for transportation in the markets in which the company operates; economic conditions; labor costs; financing availability and costs; aviation fuel costs; security-related costs; competitive pressures on pricing (particularly from lower-cost competitors) and on demand (particularly from low cost carriers and multi-carrier alliances); weather conditions; government legislation and regulation; impact of the Iraqi war; other acts of war or terrorism; the commencement of public trading and market acceptance of the company's new common stock; and other risks and uncertainties listed from time to time in the company's reports to the United States Securities and Exchange Commission. Other factors and assumptions not identified above are also involved in the preparation of forward-looking statements, and the failure of such other factors and assumptions to be realized may also cause actual results to differ materially from those discussed. The company assumes no obligation to update such estimates to reflect actual results, changes in assumptions or changes in other factors affecting such estimates other than as required by law.


                              -30-


NUMBER:  4581

                     US Airways Group, Inc.          NEWS RELEASE
              CONSOLIDATED STATEMENTS OF OPERATIONS

                          (unaudited)
       (dollars in millions, except per share amounts)

                                   Successor Company (Note 1)
                                   --------------------------
                                      Three Months Ended
                                   --------------------------
                                          June 30, 2003
                                   --------------------------
Operating Revenues
 Passenger transportation                  $    1,425
 Cargo and freight                                 34
 Other                                            318
                                            ---------
   Total Operating Revenues                     1,777

Operating Expenses
 Personnel costs (Note 3)                         722
 Aviation fuel                                    203
 Aircraft rent                                    111
 Other rent and landing fees                      103
 Selling expenses                                 105
 Aircraft maintenance                             118
 Depreciation and amortization                     57
 Asset impairments and other special items         34
 Government compensation                         (214)
 Other                                            471
                                            ---------
   Total Operating Expenses                     1,710
                                            ---------
   Operating Income (Loss)                         67

Other Income (Expense)
 Interest income                                    5
 Interest expense, net                            (56)
 Reorganization items, net                         --
 Other, net                                        10
                                            ---------
   Other Income (Expense), Net                    (41)
                                            ---------
Income (Loss) Before Income Taxes and
 Cumulative Effect of Accounting Change            26

   Provision (Credit) for Income Taxes             13
                                            ---------
Income (Loss) Before Cumulative Effect
 of Accounting Change                              13

Cumulative Effect of Accounting Change             --
                                            ---------
Net Income (Loss) (Note 4)                 $       13
                                            =========

Earnings (Loss) per Common Share (Note 5)
 Basic
  Before Cumulative Effect of
    Accounting Change                      $     0.25
  Cumulative Effect of Accounting Change           --
                                            ---------
  Net Earnings (Loss) per Common Share     $     0.25
                                            =========

 Diluted
  Before Cumulative Effect
    of Accounting Change                   $     0.25
  Cumulative Effect of Accounting Change           --
                                            ---------
  Net Earnings (Loss) per Common Share     $     0.25
                                            =========

Shares Used for Computation (000)
 Basic                                         53,650
 Diluted                                       53,650


                                 Predecessor Company (Note 1)
                          ---------------------------------------
                            Three Months Ended   Six Months Ended
                          ---------------------- ----------------
                            June 30,    March 31,    June 30,
                          2002(Note 2)    2003     2002 (Note 2)
                          ------------ --------- ----------------
Operating Revenues
 Passenger transportation    $ 1,599     $ 1,233     $ 3,034
 Cargo and freight                37          35          70
 Other                           267         266         508
                              ------      ------      ------
   Total Operating Revenues    1,903       1,534       3,612

Operating Expenses
 Personnel costs (Note 3)        882         622       1,766
 Aviation fuel                   189         213         369
 Aircraft rent                   135         109         269
 Other rent and landing fees     107         106         213
 Selling expenses                109          91         253
 Aircraft maintenance            105          88         202
 Depreciation and amortization    75          67         153
 Asset impairments and other
  special items                   (3)         --          (3)
 Government compensation          --          --          --
 Other                           467         445         923
                              ------      ------      ------
   Total Operating Expenses    2,066       1,741       4,145
                              ------      ------      ------
   Operating Income (Loss)      (163)       (207)       (533)

Other Income (Expense)
 Interest income                   6           1          13
 Interest expense, net           (82)        (73)       (161)
 Reorganization items, net       (12)      1,917         (12)
 Other, net                       (8)         (3)         (1)
                              ------      ------      ------
   Other Income (Expense), Net   (96)      1,842        (161)
                              ------      ------      ------
Income (Loss) Before Income Taxes
 and Cumulative Effect of
 Accounting Change              (259)      1,635        (694)

   Provision (Credit) for
    Income Taxes                 (11)         --        (160)
                              ------      ------      ------
Income (Loss) Before Cumulative
 Effect of Accounting Change    (248)      1,635        (534)

Cumulative Effect of
 Accounting Change                --          --          17
                              ------      ------      ------
Net Income (Loss)(Note 4)    $  (248)    $ 1,635     $  (517)
                              ======      ======      ======

Earnings (Loss) per Common Share (Note 5)
 Basic
  Before Cumulative Effect
    of Accounting Change     $ (3.64)    $ 24.02     $ (7.86)
  Cumulative Effect of
    Accounting Change             --          --        0.26
                              ------      ------      ------
  Net Earnings (Loss) per
    Common Share             $ (3.64)    $ 24.02     $ (7.60)
                              ======      ======      ======

 Diluted
  Before Cumulative Effect
    of Accounting Change     $ (3.64)    $ 24.02     $ (7.86)
  Cumulative Effect of
    Accounting Change             --          --        0.26
                              ------      ------      ------
  Net Earnings (Loss) per
    Common Share             $ (3.64)    $ 24.02     $ (7.60)
                              ======      ======      ======

Shares Used for Computation (000)
 Basic                        68,135      68,076      67,975
 Diluted                      68,135      68,076      67,975


Note 1.  Successor Company refers to US Airways Group, Inc.
         (US Airways Group or the Company) on and after March 31, 2003, after giving effect to the cancellation of existing common stock and the issuance of new securities in accordance with its plan of reorganization, and application of fresh-start reporting. Predecessor Company refers to US Airways Group prior to March 31, 2003. As a result of the application of fresh-start reporting, the Successor Company's financial statements are not comparable with the Predecessor Company's financial statements.

Note 2. Certain prior year amounts have been reclassified to conform with 2003 presentation.

Note 3. The three months ended June 30, 2003 includes $92 million in non-cash stock-based compensation expenses.

Note 4. Pursuant to SEC Regulation G, the table below shows a reconciliation of Loss Before Income Taxes, Excluding Unusual Items, a non-GAAP financial measure, to Net Income (Loss) reported on a GAAP basis. This non-GAAP financial measure provides management the ability to measure and monitor US Airways Group's financial performance excluding unusual items which is more indicative of the Company's ongoing operating performance and is more comparable to financial measures reported by other major network airlines.

                                          (dollars in millions)
                                            Successor Company
                                           ------------------
                                           Three Months Ended
                                           ------------------
                                              June 30, 2003
                                           ------------------

Loss Before Income Taxes, Excluding
  Unusual Items                                 $  (154)

Unusual Items
  Aircraft order cancellation penalty 1)            (35)
  Government compensation 2)                        214
  Reorganization items, net 3)                       --
  Cumulative effect of accounting change 4)          --
  Other                                               1
                                                 ------
    Total Unusual Items                             180
Provision (Credit) for Income Taxes                  13
                                                 ------
Net Income (Loss)                               $    13
                                                 ======

                                   (dollars in millions)
                                    Predecessor Company
                          ---------------------------------------
                            Three Months Ended   Six Months Ended
                          ---------------------- ----------------
                            June 30,   March 31,     June 30,
                              2002       2003          2002
                          ------------ --------- ----------------

Loss Before Income Taxes,
 Excluding Unusual Items    $ (250)    $  (282)       $ (685)

Unusual Items
  Aircraft order
   cancellation penalty 1)      --          --            --
  Government compensation 2)    --          --            --
  Reorganization
   items, net 3)               (12)      1,917           (12)
  Cumulative effect of
   accounting change 4)         --          --            17
  Other                          3          --             3
                             -----      ------         -----
    Total Unusual Items         (9)      1,917             8
Provision (Credit) for
  Income Taxes                 (11)         --          (160)
                             -----      ------         -----
Net Income (Loss)           $ (248)    $ 1,635        $ (517)
                             =====      ======         =====

1) During the second quarter of 2003, US Airways, Inc. recorded a $35 million charge in connection with its intention to not take delivery of certain aircraft scheduled for future delivery.
2) During the second quarter of 2003, US Airways Group received proceeds of $214 million, net of amounts due to affiliates, from the Transportation Security Administration under the 2003 Emergency Wartime Supplemental Appropriations Act as reimbursement for certain security fees.
3) During the first quarter of 2003, US Airways Group recognized $1.92 billion in Other Income (Expense) incurred as a direct result of its Chapter 11 filing. This income includes, among other things, a $3.94 billion gain on discharge of liabilities, a $967 million gain on restructured aircraft financings and a $387 million net gain on the termination of certain pension plans partially offset by $1.11 billion of adjustments related to the revaluation of assets and liabilities in connection with fresh start accounting, $2.17 billion in damage and deficiency claims and $51 million in professional fees. During the second quarter of 2002, US Airways Group recognized $12 million in professional fees as a direct result of its Chapter 11 filing.
4) During the first quarter of 2002, US Airways Group recognized a $17 million credit as a result of PSA Airlines, Inc., a wholly-owned subsidiary of US Airways Group, changing its method of accounting for engine maintenance from accruing on the basis of hours flown to expensing as incurred.


Note 5. Earnings (Loss) per Common Share amounts may not recalculate due to rounding.


                       US Airways, Inc.              NEWS RELEASE
     (A Wholly-Owned Subsidiary of US Airways Group, Inc.)
             CONSOLIDATED STATEMENTS OF OPERATIONS

                         (unaudited)
                    (dollars in millions)

                                   Successor Company (Note 1)
                                   --------------------------
                                      Three Months Ended
                                   --------------------------
                                          June 30, 2003
                                   --------------------------
Operating Revenues
 Passenger transportation                   $   1,286
 US Airways Express transportation
  revenues                                        313
 Cargo and freight                                 34
 Other                                            127
                                             --------
   Total Operating Revenues                     1,760

Operating Expenses
 Personnel costs (Note 3)                         663
 Aviation fuel                                    188
 Aircraft rent                                    102
 Other rent and landing fees                       95
 Selling expenses                                  96
 Aircraft maintenance                              96
 Depreciation and amortization                     52
 Asset impairments and other special items         34
 Government compensation                         (212)
 US Airways Express capacity purchases            278
 Other                                            300
                                             --------
   Total Operating Expenses                     1,692
                                             --------
   Operating Income (Loss)                         68

Other Income (Expense)
 Interest income                                    5
 Interest expense, net                            (54)
 Reorganization items, net                         --
 Other, net                                        10
                                             --------
   Other Income (Expense), Net                    (39)
                                             --------
Income (Loss) Before Income Taxes                  29

 Provision (Credit)for Income Taxes                13
                                             --------
Net Income (Loss)                           $      16
                                             ========




                                 Predecessor Company (Note 1)
                          ---------------------------------------
                            Three Months Ended   Six Months Ended
                          ---------------------- ----------------
                            June 30,   March 31,     June 30,
                          2002(Note 2)   2003      2002(Note 2)
                          ------------ --------- ----------------
Operating Revenues
 Passenger transportation    $ 1,437     $ 1,117     $ 2,744
 US Airways Express
  transportation revenues        290         242         521
 Cargo and freight                36          35          69
 Other                           128         118         251
                              ------      ------      ------
   Total Operating Revenues    1,891       1,512       3,585

Operating Expenses
 Personnel costs (Note 3)        815         562       1,635
 Aviation fuel                   175         197         342
 Aircraft rent                   120         101         241
 Other rent and landing fees      99          99         197
 Selling expenses                 99          83         230
 Aircraft maintenance             75          70         147
 Depreciation and amortization    70          63         143
 Asset impairments and other
  special items                   (3)         --          (3)
 Government compensation          --          --          --
 US Airways Express capacity
  purchases                      278         251         536
 Other                           327         288         650
                              ------      ------      ------
   Total Operating Expenses    2,055       1,714       4,118
                              ------      ------      ------
   Operating Income (Loss)      (164)       (202)       (533)

Other Income (Expense)
 Interest income                   8           2          18
 Interest expense, net           (84)        (73)       (165)
 Reorganization items, net       (12)      1,888         (12)
 Other, net                       (7)         (2)         (1)
                              ------      ------      ------
   Other Income (Expense), Net   (95)      1,815        (160)
                              ------      ------      ------
Income (Loss) Before
 Income Taxes                   (259)      1,613        (693)

 Provision (Credit) for
  Income Taxes                   (34)         --        (170)
                              ------      ------      ------
Net Income (Loss)            $  (225)    $ 1,613     $  (523)
                              ======      ======      ======


Note 1. Successor Company refers to US Airways, Inc. on and after March 31, 2003, after giving effect to fresh-start reporting. Predecessor Company refers to US Airways, Inc. prior to March 31, 2003. As a result of the application of fresh-start reporting, the Successor Company's financial statements are not comparable with the Predecessor Company's financial statements.

Note 2. Certain prior year amounts have been reclassified to conform with 2003 presentation.

Note 3. The three months ended June 30, 2003 includes $92 million in non-cash stock-based compensation expenses.


                       US Airways, Inc.              NEWS RELEASE
     (A Wholly-Owned Subsidiary of US Airways Group, Inc.)
   SELECTED AIRLINE OPERATING AND FINANCIAL STATISTICS (Note 1)

                         (unaudited)


                                   Three Months Ended June 30,
                                -------------------------------
                                                           %
                                    2003       2002     Change
                                  -------    -------   --------
Revenue passengers (thousands)*    10,855     12,982   (16.4)
Revenue passenger miles
 (millions)*                        9,811     10,966   (10.5)
Available seat miles(millions)*    13,005     14,606   (11.0)
Passenger load factor*               75.4%      75.1%    0.3 pts.
Yield*                              13.10c     13.11c   (0.1)
Passenger revenue per available
 seat mile*                          9.88c      9.84c    0.4
Revenue per available seat mile
 excluding US Airways Express
 transportation revenues
 ("mainline RASM")(Note 3)          11.08c     10.96c    1.1
Cost per available seat mile
 excluding US Airways Express
 capacity purchases("mainline
 CASM")(Note 3)                     10.83c     12.17c  (11.0)
Cost per available seat mile
 excluding US Airways Express
 capacity purchases and unusual
 items (Note 3)                     12.20c     12.19c    0.1
Cost per available seat mile
 excluding US Airways Express
 capacity purchases, unusual
 items and Aviation fuel(Note 3)    10.75c     10.99c   (2.2)
Average stage length (miles)*         754        684    10.2
Cost of aviation fuel per gallon    84.87c     69.28c   22.5
Cost of aviation fuel per gallon
 (excluding fuel taxes)             79.71c     63.57c   25.4
Gallons of aviation fuel consumed
 (millions)                           222        252   (11.9)
Scheduled mileage completion
 factor*                             99.8%      99.3%    0.5 pts.
Number of aircraft in operating
 fleet at period-end                  279        311   (10.3)
Full-time equivalent employees at
 period-end                        26,587     33,902   (21.6)




                                   Six Months Ended June 30,
                                -------------------------------
                                    2003                   %
                                  (Note 2)     2002     Change
                                  -------    -------   --------
Revenue passengers (thousands)*    20,282     24,807   (18.2)
Revenue passenger miles
 (millions)*                       18,044     20,547   (12.2)
Available seat miles(millions)*    25,171     28,584   (11.9)
Passenger load factor*               71.7%      71.9%   (0.2)pts.
Yield*                              13.31c     13.36c   (0.4)
Passenger revenue per available
 seat mile*                          9.54c      9.60c   (0.6)
Revenue per available seat mile
 excluding US Airways Express
 transportation revenues
("mainline RASM")(Note 3)           10.76c     10.72c    0.4
Cost per available seat mile
 excluding US Airways Express
 capacity purchases("mainline
 CASM")(Note 3)                     11.39c     12.53c   (9.1)
Cost per available seat mile
 excluding US Airways Express
 capacity purchases and unusual
 items (Note 3)                     12.09c     12.54c   (3.6)
Cost per available seat mile
 excluding US Airways Express
 capacity purchases,unusual
 items and Aviation fuel(Note 3)    10.57c     11.34c   (6.8)
Average stage length (miles)*         743        667    11.4
Cost of aviation fuel per gallon    89.61c     68.80c   30.2
Cost of aviation fuel per gallon
 (excluding fuel taxes)             84.28c     63.13c   33.5
Gallons of aviation fuel consumed
 (millions)                           430        498   (13.7)
Scheduled mileage completion
 factor*                             99.0%      99.4%   (0.4)pts.
Number of aircraft in operating
 fleet at period-end                  279        311   (10.3)
Full-time equivalent employees at
 period-end                        26,587     33,902   (21.6)



* Denotes scheduled service only (excludes charter service).
c cents

Note 1. All statistics include US Airways' "mainline" operations only.

Note 2. Statistics for the six months ended June 30, 2003 include amounts from both the Successor Company and the Predecessor Company.

Note 3. Pursuant to SEC Regulation G, US Airways, Inc.(the Company) is providing disclosure of the reconciliation of reported non-GAAP and segment financial measures to their comparable financial measures reported on a GAAP basis. The non-GAAP and segment financial measures provide management the ability to measure and monitor US Airways, Inc.'s financial performance at the mainline level both with and without unusual items and the cost of aviation fuel as both the cost and availability of aviation fuel are subject to many economic and political factors beyond the Company's control, unusual items are not indicative of the Company's ongoing operating performance and mainline measures are more comparable to financial measures reported to the Department of Transportation by other major network airlines.


                                             (in millions,
                                   except per seat mile amounts)
                                    Three Months Ended June 30,
                                ---------------------------------

                                           2003        2002
                                          ------      ------
Revenue per available seat mile
 reconciliation: (1)

 GAAP operating revenues                 $ 1,760     $ 1,891
 US Airways Express transportation
  revenues                                  (313)       (290)
                                          ------      ------
 Operating revenues excluding
  US Airways Express transportation
  revenues                               $ 1,447     $ 1,601
 Total available seat miles -
  mainline (2)                            13,050      14,609
 Revenue per available seat mile
  excluding US Airways Express
  transportation revenues                  11.08c      10.96c








Cost per available seat mile
 reconciliations: (1)

 GAAP Operating expenses                 $ 1,692     $ 2,055
 US Airways Express capacity
  purchases                                 (278)       (278)
                                          ------      ------
 Operating expenses excluding
  US Airways Express capacity
  purchases                              $ 1,414     $ 1,777
 Total available seat miles -
  mainline (2)                            13,050      14,609
 Cost per available seat mile
  excluding US Airways Express
  capacity purchases                       10.83c      12.17c

 GAAP Operating expenses
  excluding US Airways Express
  capacity purchases                     $ 1,414     $ 1,777
 Unusual items                               178           3
                                          ------      ------
 Operating expenses excluding
  US Airways Express capacity
  purchases and unusual items            $ 1,592     $ 1,780
 Total available seat miles -
  mainline (2)                            13,050      14,609
 Cost per available seat mile
  excluding US Airways Express
  capacity purchases and unusual
  items                                    12.20c      12.19c

 GAAP Operating expenses excluding
  US Airways Express capacity
  purchases and unusual items            $ 1,592     $ 1,780
 Aviation fuel - mainline                   (188)       (175)
                                          ------      ------
 Operating expenses excluding
  US Airways Express capacity
  purchases, unusual items and
  Aviation fuel                          $ 1,404     $ 1,605
 Total available seat miles -
  mainline (2)                            13,050      14,609
 Cost per available seat mile
  excluding US Airways Express
  capacity purchases, unusual items
  and Aviation fuel                        10.75c      10.99c






                                            (in millions,
                                   except per seat mile amounts)
                                      Six Months Ended June 30,
                                 ---------------------------------

                                           2003        2002
                                          ------      ------
Revenue per available seat mile
 reconciliation: (1)

 GAAP operating revenues                 $ 3,272     $ 3,585
 US Airways Express transportation
  revenues                                  (556)       (521)
                                          ------      ------
 Operating revenues excluding
  US Airways Express transportation
  revenues                               $ 2,716     $ 3,064
 Total available seat miles -
  mainline (2)                            25,253      28,589
 Revenue per available seat mile
  excluding US Airways Express
  transportation revenues                  10.76c      10.72c


Cost per available seat mile
 reconciliations: (1)

 GAAP Operating expenses                 $ 3,406     $ 4,118
 US Airways Express capacity
  purchases                                 (529)       (536)
                                          ------      ------
 Operating expenses excluding
  US Airways Express capacity
  purchases                              $ 2,877     $ 3,582
 Total available seat miles -
  mainline (2)                            25,253      28,589
 Cost per available seat mile
  excluding US Airways Express
  capacity purchases                       11.39c      12.53c

 GAAP Operating expenses
  excluding US Airways Express
  capacity purchases                     $ 2,877     $ 3,582
 Unusual items                               178           3
                                          ------      ------
 Operating expenses excluding
  US Airways Express capacity
  purchases and unusual items            $ 3,055     $ 3,585
 Total available seat miles -
  mainline (2)                            25,253      28,589
 Cost per available seat mile
  excluding US Airways Express
  capacity purchases and unusual
  items                                    12.09c      12.54c


 GAAP Operating expenses excluding
  US Airways Express capacity
  purchases and unusual items            $ 3,055     $ 3,585
 Aviation fuel - mainline                   (385)       (342)
                                          ------      ------
 Operating expenses excluding
  US Airways Express capacity
  purchases, unusual items and
  Aviation fuel                          $ 2,670     $ 3,243
  Total available seat miles -
   mainline (2)                           25,253      28,589
 Cost per available seat mile
  excluding US Airways Express
  capacity purchases, unusual items
  and Aviation fuel                       10.57c      11.34c



(1) Amounts may not recalculate due to rounding.
(2) Includes charter service.